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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            REYNOLDS METALS COMPANY
             (Exact name of registrant as specified in its charter)

               Date of Report (Date of earliest event reported):
                                August 18, 1999

                                    Delaware
                 (State or other jurisdiction of incorporation)

              001-01430                                  54-0355135
        (Commission File No.)                (IRS Employer Identification No.)

         6601 West Broad Street                          23261-7003
            P.O. Box 27003                               (Zip Code)
           Richmond, Virginia
(Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (804) 281-2000
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Item 5.   OTHER EVENTS.

          (a) Reynolds Metals Company (the "Company"), Alcoa Inc. ("Alcoa") and RLM Acquisition Corp., a wholly owned subsidiary of Alcoa ("Merger Sub"), have entered into an agreement and plan of merger (the "Merger Agreement"), dated as of August 18, 1999, pursuant to which upon consummation of the merger contemplated thereby and subject to the terms and conditions thereof, each outstanding share of common stock, no par value, of the Company will be converted into 1.06 shares of common stock, par value $1.00 per share, of Alcoa. A copy of the Merger Agreement is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits

              99.1 Agreement and Plan of Merger among Alcoa Inc., RLM
                   Acquisition Corp. and Reynolds Metals Company, dated August 18, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 1999

                                        REYNOLDS METALS COMPANY

                                        By:  /s/ D. MICHAEL JONES
                                        -----------------------------
                                             Name:  D. Michael Jones
                                             Title: Senior Vice President and
                                                    General Counsel






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                                  EXHIBIT LIST

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No.                                                                              Page
99.1      Agreement and Plan of Merger among Alcoa Inc., RLM Acquisition Corp.
          and Reynolds Metals Company, dated August 18, 1999.






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